Exhibit 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Scientific Energy, Inc. (the "Company") for the quarter ended March 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Stanley Chan, the Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 14, 2021

/s/ Stanley Chan
Stanley Chan
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)